LanzaTech Announces Reverse Stock Split as Part of Nasdaq Compliance Plan CHICAGO, August 15, 2025 — LanzaTech Global, Inc. (“LanzaTech” or the “Company”) (NASDAQ: LNZA), a leading carbon capture and transformation company, today announced that it will implement a 1-for-100 reverse stock split (the “Reverse Stock Split”) of its issued and outstanding common stock (the “Common Stock”), effective August 18, 2025 at 5:00 p.m. Eastern Time. Immediately prior to effecting the Reverse Stock Split, LanzaTech will decrease the par value of the Common Stock from $0.0001 to $0.0000001 per share (the “Par Value Change”) and increase the number of authorized shares of Common Stock from 600,000,000 to 2,580,000,000 (the “Authorized Share Increase”). At the effective time of the Reverse Stock Split, the number of authorized shares of Common Stock will be proportionately decreased to 25,800,000. The Reverse Stock Split, Par Value Change, and Authorized Share Increase were approved by stockholders at LanzaTech's 2025 Annual Meeting of Stockholders held on July 28, 2025. The primary objective of the Reverse Stock Split is to regain compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market. LanzaTech expects its Common Stock will begin trading on a post-split basis at market open on August 19, 2025, and continue to be traded under the symbol “LNZA” with the new CUSIP number 51655R200. Upon effectiveness of the Reverse Stock Split, every 100 shares of issued and outstanding Common Stock will be automatically reclassified and combined into 1 share of Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split. Instead, any fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole share at the registered holder and participant level with The Depository Trust Company. Proportionate adjustments will be made to the number of shares of Common Stock underlying the Company’s outstanding equity awards and warrants. With respect to the Company’s public warrants, every 100 shares of Common Stock that may be purchased pursuant to the exercise of warrants prior to the effective time represent one share of Common Stock that may be purchased pursuant to such warrants following the effective time. The exercise price for each warrant following the effective time equals the product of one hundred multiplied by the exercise price prior to the effective time. The CUSIP number for the Company’s public warrants will not change. The Reverse Stock Split will affect all stockholders uniformly and will not alter any stockholder’s percentage interest in the Company’s equity (other than as a result of the rounding of shares to the nearest whole share in lieu of issuing fractional shares). The Company’s transfer agent, Continental Stock Transfer & Trust Company, is acting as the exchange agent for the Reverse Stock Split. Stockholders holding their shares electronically in book-entry form are not required to take any action to receive post-split shares. Stockholders that hold shares of Common Stock with a broker, bank or other holder of record, should contact their holder of record with any questions in this regard. About LanzaTech LanzaTech Global, Inc. (NASDAQ: LNZA) is the carbon recycling company transforming waste carbon into sustainable fuels, chemicals, materials, and protein. Using its biorecycling technology, LanzaTech captures carbon generated by energy-intensive industries at the source, preventing it from being emitted into the air. LanzaTech then gives that captured carbon a new life as a clean replacement for virgin fossil carbon in everything from household cleaners and clothing fibers to packaging and fuels. For more information about LanzaTech, please visit https://lanzatech.com. Forward-looking Statements This press release includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of the Company. These statements are based on the beliefs and assumptions of the Company’s management. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward- looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, the Company’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements, including the Company's ability to continue to operate as a going concern. The Company may be adversely affected by other economic, business, or competitive factors, and other risks and uncertainties, including those described under the header “Risk Factors” in its Form 10-K for the year ended December 31, 2024, its Form 10-Q for the quarter ended March 31, 2025 and in future SEC filings. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can the Company assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact Omar El-Sharkawy Investor.Relations@lanzatech.com